SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                         AMENDMENT NO. 1 ON FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):

                                 July 30, 1997


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                            THERMO OPTEK CORPORATION
             (Exact name of Registrant as specified in its charter)

       Delaware                 1-11757                  04-3283973
       (State or other        (Commission           (I.R.S. Employer
       jurisdiction of        File Number)        Identification Number)
       incorporation or
       organization)


       8E Forge Parkway
       Franklin, Massachusetts                                02038
       (Address of principal executive offices)               (Zip Code)



                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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       Item 7.   Financial Statements, Pro Forma Combined Condensed
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                 Financial Information and Exhibits
                 ----------------------------------

                 (a) Financial Statements of Business Acquired: Not applicable.

                 (b)  Pro Forma Combined Condensed Financial
                      Information: Not applicable.

                 (c)  Exhibits

                      2. Share Purchase Agreement dated as of July 30, 1997, between Thermo Optek Corporation and Thermo Instrument Systems Inc. (incorporated by reference herein from Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the Quarter ended June 28, 1997).


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 10th day of October, 1997.

                                          THERMO OPTEK CORPORATION


                                          By: /s/ Melissa F. Riordan
                                              ----------------------
                                               Melissa F. Riordan
                                               Treasurer